Exhibit 99.2
INVESTOR FINANCIAL SUPPLEMENT
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
2nd Quarter Ended June 30, 2010

Investor Contact:	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.

Keith Lennox
Phone: (646) 794-0750
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
- All financial information contained herein is unaudited.
- Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
- Allied World Assurance Company Holdings, Ltd, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
- In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 31 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTH ENDED		SIX MONTH ENDED		Previous		Previous
		JUNE 30,		JUNE 30,		Quarter		Year to Date
		2010	2009	2010	2009	Change		Change
HIGHLIGHTS	Gross premiums written	$493,847	$492,782	$998,010	$972,379	0.2%		2.6%
	Net premiums written	369,795	361,438	803,087	766,476	2.3%		4.8%
	Net premiums earned	338,924	333,668	677,248	657,640	1.6%		3.0%
	Net investment income	65,594	76,537	134,496	154,391	(14.3%)		(12.9%)
	Net income	183,959	113,670	317,699	245,078	61.8%		29.6%
	Operating income	95,668	112,829	156,991	250,433	(15.2%)		(37.3%)
	Total investments and cash & cash equivalents	7,964,483	7,187,584	7,964,483	7,187,584	10.8%		10.8%
	Total assets	10,190,050	9,630,554	10,190,050	9,630,554	5.8%		5.8%
	Total shareholders’ equity	3,468,543	2,741,427	3,468,543	2,741,427	26.5%		26.5%
	Cash flows from operating activities	220,302	258,863	305,602	402,382	(14.9%)		(24.1%)

PER SHARE AND SHARE DATA	Basic earnings per share
	Net income	$3.66	$2.30	$6.34	$4.96	59.1%		27.8%
	Operating income	$1.90	$2.28	$3.13	$5.07	(16.7%)		(38.3%)
	Diluted earnings per share
	Net income	$3.47	$2.22	$5.98	$4.79	56.3%		24.8%
	Operating income	$1.80	$2.20	$2.96	$4.89	(18.2%)		(39.4%)
	Weighted average common shares outstanding
	Basic	50,222,974	49,523,459	50,123,945	49,386,549
	Diluted	52,974,410	51,257,887	53,086,708	51,215,808
	Book value per share	$70.20	$55.35	$70.20	$55.35	26.8%		26.8%
	Diluted book value per share	$65.18	$51.78	$65.18	$51.78	25.9%		25.9%

FINANCIAL RATIOS	Annualized return on average equity (ROAE), net income	22.5%	17.7%	19.9%	19.6%	4.8	pts	0.3	pts
	Annualized ROAE, operating income	11.7%	17.6%	9.8%	20.0%	(5.9	) pts	(10.2	) pts
	Annualized investment book yield	3.5%	4.4%	3.6%	4.4%	(0.9	) pts	(0.8	) pts

	Loss and loss expense ratio	55.7%	53.3%	62.1%	49.6%	2.4	pts	12.5	pts
	Acquisition cost ratio	11.2%	11.1%	11.6%	11.3%	0.1	pts	0.3	pts
	General and administrative expense ratio	20.1%	18.4%	19.4%	18.1%	1.7	pts	1.3	pts

	Expense ratio	31.3%	29.5%	31.0%	29.4%	1.8	pts	1.6	pts

	Combined ratio	87.0%	82.8%	93.1%	79.0%	4.2	pts	14.1	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2010	MARCH 31, 2010	DECEMBER 31, 2009	SEPTEMBER 30, 2009	JUNE 30, 2009
Revenues
Gross premiums written	$493,847	$504,163	$322,129	$401,837	$492,782
Net premiums written	369,795	$433,292	$233,694	$320,956	$361,438

Net premiums earned	$338,924	$338,324	$330,481	$328,771	$333,668
Net investment income	65,594	68,902	73,252	73,032	76,537
Net realized investment gains	94,933	77,487	37,796	46,861	5,093
Net impairment charges recognized in earnings	—	(168)	(187)	(1,953)	(5,474)
Other income	616	297	373	298	369

Total revenues	$500,067	$484,842	$441,715	$447,009	$410,193

Expenses
Net losses and loss expenses:
Current year	$252,816	$297,246	$219,065	$209,971	$214,334
Prior years	(64,094)	(65,092) *	(77,662)	(73,530)	(36,615)

Total net losses and loss expenses	$188,722	$232,154	$141,403	$136,441	$177,719
Acquisition costs	37,938	40,784	38,126	36,630	36,963
General and administrative expenses	68,089	63,463	72,212	57,521	61,495
Amortization and impairment of intangible assets	891	892	7,856	1,065	1,065
Interest expense	9,531	9,528	9,527	9,523	9,522
Foreign exchange loss (gain)	559	1,076	1,408	(273)	(1,222)

Total expenses	$305,730	$347,897	$270,532	$240,907	$285,542

Income before income taxes	$194,337	$136,945	$171,183	$206,102	$124,651
Income tax expense	10,378	3,205	9,928	5,548	10,981

Net income	$183,959	$133,740	$161,255	$200,554	$113,670

GAAP Ratios
Loss and loss expense ratio	55.7%	68.6%	42.8%	41.5%	53.3%
Acquisition cost ratio	11.2%	12.1%	11.5%	11.1%	11.1%
General and administrative expense ratio	20.1%	18.8%	21.9%	17.5%	18.4%

Expense ratio	31.3%	30.9%	33.4%	28.6%	29.5%

Combined ratio	87.0%	99.5%	76.2%	70.1%	82.8%

Per Share Data
Basic earnings per share
Net income	$3.66	$2.67	$3.25	$4.05	$2.30
Operating income	$1.90	$1.23	$2.66	$3.13	$2.28
Diluted earnings per share
Net income	$3.47	$2.52	$3.05	$3.83	$2.22
Operating income	$1.80	$1.16	$2.49	$2.97	$2.20

*	Includes prior year reserve development of $73.9 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR TO DATE

	SIX MONTH ENDED	SIX MONTH ENDED
	JUNE 30, 2010	JUNE 30, 2009
Revenues
Gross premiums written	$998,010	$972,379
Net premiums written	803,087	766,476

Net premiums earned	$677,248	$657,640
Net investment income	134,496	154,391
Net realized investment gains	172,420	41,695
Net impairment charges recognized in earnings	(168)	(47,437)
Other income	913	835

Total revenues	$984,909	$807,124

Expenses
Net losses and loss expenses:
Current year	$550,062	$423,017
Prior years	(129,186) *	(96,801)

Total net losses and loss expenses	420,876	326,216
Acquisition costs	78,722	74,091
General and administrative expenses	131,552	118,860
Amortization and impairment of intangible assets	1,783	2,130
Interest expense	19,059	19,969
Foreign exchange loss (gain)	1,635	(387)

Total expenses	$653,627	$540,879

Income before income taxes	$331,282	$266,245
Income tax expense	13,583	21,167

Net income	$317,699	$245,078

GAAP Ratios
Loss and loss expense ratio	62.1%	49.6%
Acquisition cost ratio	11.6%	11.3%
General and administrative expense ratio	19.4%	18.1%

Expense ratio	31.0%	29.4%

Combined ratio	93.1%	79.0%

Per Share Data
Basic earnings per share
Net income	$6.34	$4.96
Operating income	$3.13	$5.07
Diluted earnings per share
Net income	$5.98	$4.79
Operating income	$2.96	$4.89

*	Includes prior year reserve development of $138.1 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED JUNE 30, 2010	THREE MONTHS ENDED JUNE 30, 2009
Gross Premiums Written = $493,847	Gross Premiums Written = $492,782

Segment
Reinsurance
28%
International
Insurance
34%
U.S.
Insurance
38%

Segment
Reinsurance
24%
International
Insurance
39%
U.S.
Insurance
37%

Geographic Location
Europe
12%
Hong Kong
<1%
Singapore
1%
U.S.
50%
Bermuda
37%

Geographic Location
Europe
12%
Hong Kong
<1%
U.S.
46%
Bermuda
42%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED JUNE 30, 2010	THREE MONTHS ENDED JUNE 30, 2009
Gross Premiums Written = $493,847	Gross Premiums Written = $492,782

*	Includes gross premiums written in our energy line of business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

SIX MONTH ENDED JUNE 30, 2010	SIX MONTH ENDED JUNE 30, 2009
Gross Premiums Written = $998,010	Gross Premiums Written = $972,379

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

SIX MONTHS ENDED JUNE 30, 2010	SIX MONTHS ENDED JUNE 30, 2009
Gross Premiums Written = $998,010	Gross Premiums Written = $972,379

*	Includes gross premiums written in our energy line of business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$189,663	$167,601	$136,583	$493,847
Net premiums written	$135,238	$98,509	$136,048	$369,795

Net premiums earned	$125,659	$89,427	$123,838	$338,924
Other income	$616	$—	$—	$616

Total revenues	$126,275	$89,427	$123,838	$339,540

Expenses
Net losses and loss expenses:
Current year	$90,104	$87,755	$74,957	$252,816
Prior years	(20,906)	(23,175)	(20,013)	(64,094)

Total net losses and loss expenses	$69,198	$64,580	$54,944	$188,722
Acquisition costs	15,854	(66)	22,150	37,938
General and administrative expenses	30,683	22,657	14,749	68,089

Total expenses	$115,735	$87,171	$91,843	$294,749

Underwriting income	$10,540	$2,256	$31,995	$44,791

Net investment income				65,594
Net realized investment gains				94,933
Net impairment charges recognized in earnings				—
Amortization and impairment of intangible assets				(891)
Interest expense				(9,531)
Foreign exchange loss				(559)

Income before income taxes				$194,337

GAAP Ratios
Loss and loss expense ratio	55.1%	72.2%	44.4%	55.7%
Acquisition cost ratio	12.6%	(0.1%)	17.9%	11.2%
General and administrative expense ratio	24.4%	25.3%	11.9%	20.1%

Expense ratio	37.0%	25.2%	29.8%	31.3%

Combined ratio	92.1%	97.4%	74.2%	87.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2009

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$182,712	$191,985	$118,085	$492,782
Net premiums written	$127,469	$116,170	$117,799	$361,438

Net premiums earned	$111,025	$111,807	$110,836	$333,668
Other income	$369	$—	$—	$369

Total revenues	$111,394	$111,807	$110,836	$334,037

Expenses
Net losses and loss expenses:
Current year	$67,410	$80,880	$66,044	$214,334
Prior years	(20,568)	(6,779)	(9,268)	(36,615)

Total net losses and loss expenses	$46,842	$74,101	$56,776	$177,719
Acquisition costs	13,543	1,667	21,753	36,963
General and administrative expenses	29,996	19,914	11,585	61,495

Total expenses	$90,381	$95,682	$90,114	$276,177

Underwriting income	$21,013	$16,125	$20,722	$57,860

Net investment income				76,537
Net realized investment gains				5,093
Net impairment charges recognized in earnings				(5,474)
Amortization and impairment of intangible assets				(1,065)
Interest expense				(9,522)
Foreign exchange gain				1,222

Income before income taxes				$124,651

GAAP Ratios
Loss and loss expense ratio	42.2%	66.3%	51.2%	53.3%
Acquisition cost ratio	12.2%	1.5%	19.6%	11.1%
General and administrative expense ratio	27.0%	17.8%	10.5%	18.4%

Expense ratio	39.2%	19.3%	30.1%	29.5%

Combined ratio	81.4%	85.6%	81.3%	82.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$351,748	$289,023	$357,239	$998,010
Net premiums written	266,793	179,590	356,704	$803,087

Net premiums earned	254,864	176,470	245,914	$677,248
Other income	913	—	—	$913

Total revenues	$255,777	$176,470	$245,914	$678,161

Expenses
Net losses and loss expenses:
Current year	$183,355	$202,820	$163,887	$550,062
Prior years	(15,732)*	(80,791)	(32,663)	(129,186)**

Total net losses and loss expenses	$167,623	$122,029	$131,224	$420,876
Acquisition costs	32,814	—	45,908	78,722
General and administrative expenses	57,797	44,502	29,253	131,552

Total expenses	$258,234	$166,531	$206,385	$631,150

Underwriting (loss) income	$(2,457)	$9,939	$39,529	$47,011

Net investment income				134,496
Net realized investment gains				172,420
Net impairment charges recognized in earnings				(168)
Amortization and impairment of intangible assets				(1,783)
Interest expense				(19,059)
Foreign exchange loss				(1,635)

Income before income taxes				$331,282

GAAP Ratios
Loss and loss expense ratio	65.8%	69.1%	53.4%	62.1%
Acquisition cost ratio	12.9%	0.0%	18.7%	11.6%
General and administrative expense ratio	22.7%	25.2%	11.9%	19.4%

Expense ratio	35.6%	25.2%	30.6%	31.0%

Combined ratio	101.4%	94.3%	84.0%	93.1%

*	Includes prior year reserve development of $24.6 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

**	Includes prior year reserve development of $138.1 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2009

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$336,081	$317,904	$318,394	$972,379
Net premiums written	$243,313	$205,127	$318,036	$766,476

Net premiums earned	$216,292	$223,001	$218,347	$657,640
Other income	$835	$—	$—	$835

Total revenues	$217,127	$223,001	$218,347	$658,475

Expenses
Net losses and loss expenses:
Current year	$129,099	$160,697	$133,221	$423,017
Prior years	(28,080)	(47,403)	(21,318)	(96,801)

Total net losses and loss expenses	$101,019	$113,294	$111,903	$326,216
Acquisition costs	27,954	2,727	43,410	74,091
General and administrative expenses	57,395	38,733	22,732	118,860

Total expenses	$186,368	$154,754	$178,045	$519,167

Underwriting income	$30,759	$68,247	$40,302	$139,308

Net investment income				154,391
Net realized investment gains				41,695
Net impairment charges recognized in earnings				(47,437)
Amortization and impairment of intangible assets				(2,130)
Interest expense				(19,969)
Foreign exchange gain				387

Income before income taxes				$266,245

GAAP Ratios
Loss and loss expense ratio	46.7%	50.8%	51.3%	49.6%
Acquisition cost ratio	12.9%	1.2%	19.9%	11.3%
General and administrative expense ratio	26.5%	17.4%	10.4%	18.1%

Expense ratio	39.4%	18.6%	30.3%	29.4%

Combined ratio	86.1%	69.4%	81.6%	79.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONDENSED CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2010	DECEMBER 31, 2009
ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2010: $2,602,000 2009: $4,260,844)	$2,755,934	$4,427,072
Fixed maturity investments trading, at fair value	4,275,893	2,544,322
Other invested assets trading, at fair value	388,761	184,869

Total investments	7,420,588	7,156,263
Cash and cash equivalents	543,895	379,751
Insurance balances receivable	552,330	395,621
Prepaid reinsurance	202,107	186,610
Reinsurance recoverable	932,435	919,991
Accrued investment income	46,105	53,046
Net deferred acquisition costs	103,286	87,821
Goodwill	268,376	268,376
Intangible assets	58,576	60,359
Net balances receivable on purchases and sales of investments	—	184
Net deferred tax assets	14,170	21,895
Other assets	48,182	67,566

TOTAL ASSETS	$10,190,050	$9,597,483

LIABILITIES
Reserve for losses and loss expenses	$4,920,435	$4,761,772
Unearned premiums	1,069,956	928,619
Reinsurance balances payable	137,790	102,837
Net balances payable on purchases and sales of investments	26,107	—
Senior notes	498,984	498,919
Accounts payable and accrued liabilities	68,235	92,041

TOTAL LIABILITIES	$6,721,507	$6,384,188

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share (2010: 50,488,342; 2009: 49,734,487 shares issued and 2010: 49,407,301; 2009: 49,734,487 shares outstanding)	$1,515	$1,492
Additional paid-in capital	1,378,262	1,359,934
Treasury shares, at cost (2010: 1,081,041; 2009: nil)	(49,089)	—
Retained earnings	1,999,610	1,702,020
Accumulated other comprehensive income: net unrealized gains on investments, net of tax	138,245	149,849

TOTAL SHAREHOLDERS’ EQUITY	$3,468,543	$3,213,295

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,190,050	$9,597,483

Book value per share	$70.20	$64.61
Diluted book value per share	$65.18	$59.56

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	JUNE 30, 2010		MARCH 31, 2010		DECEMBER 31, 2009		SEPTEMBER 30, 2009		JUNE 30, 2009
	FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE
FAIR VALUE
Fixed maturities available for sale	$2,755,934	34.6%	$3,227,889	41.1%	$4,427,072	58.7%	$5,673,793	75.1%	$6,286,561	87.6%
Fixed maturities trading	4,275,893	53.7%	3,868,044	49.2%	2,544,322	33.8%	1,372,287	18.2%	233,583	3.2%
Other invested assets trading	388,761	4.9%	261,930	3.4%	184,869	2.5%	162,125	2.1%	132,694	1.8%
Other invested assets available for sale	—	—	—	0.0%	—	—	—	—	4	0.0%
Cash and cash equivalents	543,895	6.8%	497,574	6.3%	379,751	5.0%	345,954	4.6%	534,742	7.4%

Total	$7,964,483	100.0%	$7,855,437	100.0%	$7,536,014	100.0%	$7,554,159	100.0%	$7,187,584	100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$1,769,987	22.2%	$2,065,913	26.3%	$1,378,565	18.3%	$1,364,043	18.1%	$1,514,542	21.1%
Non-U.S. government securities	386,786	4.9%	395,558	5.0%	511,001	6.8%	454,676	6.0%	384,531	5.3%
Corporate securities	2,392,033	30.0%	2,337,172	29.8%	2,584,585	34.3%	2,410,484	31.9%	2,129,275	29.6%
State, municipalities and political subdivisions	249,010	3.1%	231,694	2.9%	243,218	3.2%	323,916	4.3%	343,382	4.8%
Mortgage-backed securities	1,564,077	19.7%	1,590,033	20.2%	1,721,254	22.8%	2,043,514	27.1%	1,918,539	26.7%
Asset-backed securities	669,934	8.4%	475,563	6.1%	532,771	7.1%	449,447	5.9%	229,875	3.2%

Fixed income sub-total	7,031,827	88.3%	7,095,933	90.3%	6,971,394	92.5%	7,046,080	93.3%	6,520,144	90.7%
Global high-yield bond fund	—	—	—	0.0%	—	—	—	—	4	0.0%
Hedge funds	319,592	4.0%	242,135	3.1%	184,725	2.5%	161,840	2.1%	132,560	1.8%
Equity securities	69,169	0.9%	19,795	0.3%	144	0.0%	285	0.0%	134	0.0%
Cash & cash equivalents	543,895	6.8%	497,574	6.3%	379,751	5.0%	345,954	4.6%	534,742	7.5%

Total	$7,964,483	100.0%	$7,855,437	100.0%	$7,536,014	100.0%	$7,554,159	100.0%	$7,187,584	100.0%

FIXED INCOME CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$1,769,987	25.2%	$2,065,913	29.1%	$1,378,565	19.8%	$1,364,043	19.4%	$1,514,542	23.2%
AAA/Aaa	2,754,502	39.2%	2,600,412	36.6%	3,076,133	44.1%	3,314,343	47.0%	3,081,380	47.3%
AA/Aa	580,084	8.2%	635,938	9.0%	684,291	9.8%	571,871	8.1%	465,556	7.1%
A/A	1,327,374	18.9%	1,265,421	17.8%	1,347,557	19.3%	1,323,415	18.8%	1,159,173	17.8%
BBB/Baa	336,284	4.8%	296,284	4.2%	318,253	4.6%	324,007	4.6%	283,552	4.4%
BB	28,172	0.4%	20,016	0.3%	34,843	0.5%	29,082	0.4%	1,499	0.0%
B/B	59,795	0.8%	42,533	0.6%	24,393	0.4%	29,248	0.4%	11,395	0.2%
CCC+ and below	175,629	2.5%	169,416	2.4%	107,359	1.5%	90,071	1.3%	3,047	0.0%

Total	$7,031,827	100.0%	$7,095,933	100.0%	$6,971,394	100.0%	$7,046,080	100.0%	$6,520,144	100.0%

STATISTICS
Annualized book yield, year to date	3.6%		3.7%		4.2%		4.3%		4.4%
Duration*	2.6 years		3.5 years		3.0 years		3.2 years		3.0 years
Average credit quality (S&P)	AA-		AA		AA		AA		AA+

*	Includes only cash and cash equivalents and fixed maturity investments

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
JUNE 30, 2010

		AVERAGE	PORTFOLIO
	FAIR VALUE	RATING	PERCENTAGE
Cash & cash equivalents	$543,895	AAA	6.8%
U.S. government securities	1,576,795	AAA	19.8%
U.S. government agencies	193,192	AAA	2.4%
Non-U.S. government securities	386,786	AAA	4.9%
Mortgage-backed securities:
Agency MBS	961,823	AAA	12.1%
Non-agency RMBS	183,247	AA-	2.3%
Non-agency RMBS — Non investment grade strategy	223,283	CCC+	2.8%
CMBS	195,724	AAA	2.5%
Total mortgage-backed securities	1,564,077		19.7%
Corporate securities:
Financials	1,038,241	AA-	13.0%
Industrials	1,100,163	A	13.8%
Utilities	253,629	A-	3.2%
Total corporate securities	2,392,033		30.0%
Asset-backed securities
Credit cards	42,281	AAA	0.5%
Auto receivables	119,436	AAA	1.5%
Student Loans	254,329	AAA	3.2%
Collateralized loan obligations	198,508	AA	2.5%
Other	55,380	AAA	0.7%
Total asset-backed securities	669,934		8.4%
State, municipalities and political subdivisions	249,010	AA	3.1%
Hedge Funds	319,592	N/A	4.0%
Equities	69,169	N/A	0.9%

Total Investment Portfolio	$7,964,483		100.0%

TOP 10 CORPORATE EXPOSURES

		PORTFOLIO
CORPORATE	FAIR VALUE	PERCENTAGE
JPMorgan Chase & Co	$80,781	1.0%
HSBC Holdings PLC	70,203	0.9%
AT&T Inc	57,868	0.7%
Verizon Communications Inc	57,423	0.7%
Morgan Stanley	52,302	0.7%
Wells Fargo & Co	45,793	0.6%
General Electric Co	45,666	0.6%
Enel SpA	43,844	0.6%
Microsoft Corp	40,248	0.5%
Pfizer Inc	39,647	0.5%

			LONG	SHORT
	FAIR VALUE	UNFUNDED	EXPOSURE(1)	EXPOSURE(2)	GROSS	NET
HEDGE FUND TYPE	JUNE 30, 2010	COMMITMENTS	(% OF FUNDED)	(% OF FUNDED)	EXPOSURE(3)	EXPOSURE(4)
Secondary private equity funds	$17,464	$43,319	100%	0%	100%	100%
Distressed	68,310	42,660	68%	13%	81%	55%
Equity long/short	76,205	—	61%	36%	97%	25%
Multi-strategy	107,744	—	92%	50%	142%	42%
Event driven	49,869	—	90%	52%	142%	38%

Total hedge funds	$319,592

(1)	Long exposure represents the ratio of the fund’s equity to investments in securities (over 100% may denote explicit borrowing).

(2)	Short exposure represents the ratio of the fund’s equity to securities sold short.

(3)	Gross exposure is the addition of the long and short exposures.

(4)	Net exposure is the subtraction of the short exposure from the long exposure.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
JUNE 30, 2010
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
NON INVESTMENT GRADE STRATEGY

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$—	$—	$—	$—	$—	$6,814	$49,804	$13,680	$7,542	$77,840	30.4%
2006	—	6,075	2,538	—	—	24,573	40,213	20,495	6,342	100,236	25.1%
2005 and prior	14,222	—	323	—	—	8,426	12,899	9,337	—	45,207	26.9%

Total*	$14,222	$6,075	$2,861	$—	$—	$39,813	$102,916	$43,512	$13,884	$223,283	27.3%

*	Included in the above is fair value of $5.1 million of subprime mortgages with an average rating of B-.
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
CORE FIXED INCOME ACCOUNT

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$493	$—	$—	$—	$1,257	$—	$1,122	$—	$—	$2,872	2.2%
2006	131	—	9,843	—	—	1,997	—	359	—	12,330	13.3%
2005 and prior	117,524	8,333	6,246	—	20,289	14,528	1,125	—	—	168,045	11.0%

Total*	$118,148	$8,333	$16,089	$—	$21,546	$16,525	$2,247	$359	$—	$183,247	11.0%

*	Included in the above is fair value of $0.2 million of subprime mortgages with an average rating of AAA.
COMMERCIAL MORTGAGE BACKED SECURITIES DETAIL

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2010	$11,176	$—	$—	$—	$—	$—	$—	$—	$—	$11,176	100.0%
2006	3,550	—	—	444	—	—	—	—	—	3,994	29.0%
2005 and prior	180,554	—	—	—	—	—	—	—	—	180,554	22.0%

Total	$195,280	$—	$—	$444	$—	$—	$—	$—	$—	$195,724	26.7%

**	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT JUNE 30, 2010
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$227,870	$403,161	$323,618	$954,649
IBNR (net of reinsurance recoverable)	777,784	1,379,619	875,948	3,033,351
Total	$1,005,654	$1,782,780	$1,199,566	$3,988,000

IBNR/Total reserves (net of reinsurance recoverable)	77.3%	77.4%	73.0%	76.1%

	AT DECEMBER 31, 2009
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$183,376	$388,882	$313,239	$885,497
IBNR (net of reinsurance recoverable)	718,492	1,401,231	836,561	2,956,284
Total	$901,868	$1,790,113	$1,149,800	$3,841,781

IBNR/Total reserves (net of reinsurance recoverable)	79.7%	78.3%	72.8%	77.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	JUNE 30,	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,
	2010	2010	2009	2009	2009
Senior notes	$498,984	$498,951	$498,919	$498,888	$498,857
Shareholders’ equity	3,468,543	3,338,807	3,213,295	3,078,894	2,741,427

Total capitalization	$3,967,527	$3,837,758	$3,712,214	$3,577,782	$3,240,284

Leverage ratios
Debt to total capitalization	12.6%	13.0%	13.4%	13.9%	15.4%

Closing shareholders’ equity	$3,468,543	$3,338,807	$3,213,295	$3,078,894	$2,741,427
Deduct: accumulated other comprehensive income	(138,245)	(142,284)	(149,849)	(185,043)	(48,669)

Adjusted shareholders’ equity	$3,330,298	$3,196,523	$3,063,446	$2,893,851	$2,692,758

Net premiums written (trailing 12 months)	$1,357,737	$1,349,380	$1,321,125	$1,313,935	$1,226,882
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.41	0.42	0.43	0.45	0.46

Total investments and cash & cash equivalents	$7,964,483	$7,855,437	$7,536,014	$7,554,159	$7,187,584
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.39	2.46	2.46	2.61	2.67

Reserve for losses and loss expenses	$4,920,435	$4,853,359	$4,761,772	$4,749,602	$4,713,727
Deduct: reinsurance recoverable	(932,435)	(920,480)	(919,991)	(913,964)	(909,716)

Net reserve for losses and loss expenses	$3,988,000	$3,932,879	$3,841,781	$3,835,638	$3,804,011
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.20	1.23	1.25	1.33	1.41

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
SHARE REPURCHASE DETAIL

			Total Number of Shares	Maximum Dollar Value (or
			Purchased as Part of	Approximate Dollar Value) of
	Total Number of Shares	Average Price Paid	Publicly Announced Plans	Share that May Yet Be Purchased
Period	Purchased	per Share	or Programs	Under the Plans or Programs
April 1-30, 2010	—	$—	—	$—
May 1-31, 2010	666,700	44.75	666,700	470,168
June 1-30, 2010	414,341	46.48	414,341	450,911

Total	1,081,041	$45.41	1,081,041	$450,911

JUNE 30, 2010
Effect of share repurchases:
Aggregate cost of shares repurchased	$49,089
Share repurchased	1,081,041
Average price per share repurchased	$45.41
Estimated net accretive impact on basic book value per common share	$0.53
Estimated net accretive impact on dilutive book value per common share	$0.40

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2010	MARCH 31, 2010	DECEMBER 31, 2009	SEPTEMBER 30, 2009	JUNE 30, 2009
Net income	$183,959	$133,740	$161,255	$200,554	$113,670
Add after tax affect of:
Net realized investment gains	(88,850)	(73,602)	(37,796)	(46,861)	(5,093)
Net impairment charges recognized in earnings	—	109	187	1,953	5,474
Impairment of intangible assets	—	—	6,866	—	—
Foreign exchange loss (gain)	559	1,076	1,408	(273)	(1,222)

Operating income	$95,668	$61,323	$131,920	$155,373	$112,829

Weighted average common shares outstanding
Basic	50,222,974	50,023,816	49,662,575	49,574,266	49,523,459
Diluted	52,974,410	53,115,756	52,880,733	52,345,913	51,257,887

Basic per share data
Net income	$3.66	$2.67	$3.25	$4.05	$2.30
Add after tax affect of:
Net realized investment gains	(1.77)	(1.47)	(0.76)	(0.95)	(0.10)
Net impairment charges recognized in earnings	—	—	—	0.04	0.11
Impairment of intangible assets	—	—	0.14	—	—
Foreign exchange loss (gain)	0.01	0.03	0.03	(0.01)	(0.03)

Operating income	$1.90	$1.23	$2.66	$3.13	$2.28

Diluted per share data
Net income	$3.47	$2.52	$3.05	$3.83	$2.22
Add after tax affect of:
Net realized investment gains	(1.68)	(1.38)	(0.72)	(0.89)	(0.10)
Net impairment charges recognized in earnings	—	—	—	0.04	0.11
Impairment of intangible assets	—	—	0.13	—	—
Foreign exchange loss (gain)	0.01	0.02	0.03	(0.01)	(0.03)

Operating income	$1.80	$1.16	$2.49	$2.97	$2.20

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2010	JUNE 30, 2009
Net income	$317,699	$245,078
Add after tax affect of:
Net realized investment gains	(162,452)	(41,695)
Net impairment charges in earnings	109	47,437
Foreign exchange loss (gain)	1,635	(387)

Operating income	$156,991	$250,433

Weighted average common shares outstanding
Basic	50,123,945	49,386,549
Diluted	53,086,708	51,215,808

Basic per share data
Net income	$6.34	$4.96
Add after tax affect of:
Net realized investment gains	(3.24)	(0.84)
Net impairment charges in earnings	—	0.96
Foreign exchange loss (gain)	0.03	(0.01)

Operating income	$3.13	$5.07

Diluted per share data
Net income	$5.98	$4.79
Add after tax affect of:
Net realized investment gains	(3.05)	(0.81)
Net impairment charges in earnings	—	0.92
Foreign exchange loss (gain)	0.03	(0.01)

Operating income	$2.96	$4.89

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2010	MARCH 31, 2010	DECEMBER 31, 2009	SEPTEMBER 30, 2009	JUNE 30, 2009

Opening shareholders’ equity	$3,338,807	$3,213,295	$3,078,894	$2,741,427	$2,491,860
Deduct: accumulated other comprehensive income	(142,284)	(149,849)	(185,043)	(48,669)	(48,204)

Adjusted opening shareholders’ equity	$3,196,523	$3,063,446	$2,893,851	$2,692,758	$2,443,656

Closing shareholders’ equity	$3,468,543	$3,338,807	$3,213,295	$3,078,894	$2,741,427
Deduct: accumulated other comprehensive income	(138,245)	(142,284)	(149,849)	(185,043)	(48,669)

Adjusted closing shareholders’ equity	$3,330,298	$3,196,523	$3,063,446	$2,893,851	$2,692,758

Average shareholders’ equity	$3,263,411	$3,129,985	$2,978,649	$2,793,305	$2,568,207

Net income available to shareholders	$183,959	$133,740	$161,255	$200,554	$113,670
Annualized net income available to shareholders	735,836	534,960	645,020	802,216	454,680

Annualized return on average shareholders’ equity — net income available to shareholders	22.5%	17.1%	21.7%	28.7%	17.7%

Operating income available to shareholders	$95,668	$61,323	$131,920	$155,373	$112,829
Annualized operating income available to shareholders	382,672	245,292	527,680	621,492	451,316

Annualized return on average shareholders’ equity — operating income available to shareholders	11.7%	7.8%	17.7%	22.2%	17.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2010	JUNE 30, 2009
Opening shareholders’ equity	$3,213,295	$2,416,862
Deduct: accumulated other comprehensive income	(149,849)	(105,632)

Adjusted opening shareholders’ equity	$3,063,446	$2,311,230

Closing shareholders’ equity	$3,468,543	$2,741,427
Deduct: accumulated other comprehensive income	(138,245)	(48,669)

Adjusted closing shareholders’ equity	$3,330,298	$2,692,758

Average shareholders’ equity	$3,196,872	$2,501,994

Net income available to shareholders	$317,699	$245,078
Annualized net income available to shareholders	635,398	490,156

Annualized return on average shareholders’ equity — net income available to shareholders	19.9%	19.6%

Operating income available to shareholders	$156,991	$250,433
Annualized operating income available to shareholders	313,982	500,866

Annualized return on average shareholders’ equity — operating income available to shareholders	9.8%	20.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

	JUNE 30,	DECEMBER 31,	JUNE 30,
	2010	2009	2009
Price per share at period end	$45.38	$46.07	$40.83

Total shareholders’ equity	$3,468,543	$3,213,295	$2,741,427

Basic common shares outstanding	49,407,301	49,734,487	49,524,492

Add: unvested restricted share units	804,644	915,432	947,180

Add: performance based equity awards	1,409,984	1,583,237	1,329,661

Add: dilutive options/warrants outstanding	6,667,941	6,805,157	6,569,616
Weighted average exercise price per share	$34.52	$34.44	$33.70
Deduct: options bought back via treasury method	(5,072,455)	(5,087,405)	(5,423,031)

Common shares and common share equivalents outstanding	53,217,415	53,950,908	52,947,918

Basic book value per common share	$70.20	$64.61	$55.35
Year-to-date percentage increase in basic book value per common share	8.7%	16.7%

Diluted book value per common share	$65.18	$59.56	$51.78
Year-to-date percentage increase in dilutive book value per common share	9.4%	15.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2010	JUNE 30, 2009	JUNE 30, 2010	JUNE 30, 2009
Net investment income	$65,594	$76,537	$134,496	$154,391
Deduct: annual and non-recurring items	N/A	880	N/A	880

Net investment income, recurring	$65,594	$75,657	$134,496	$153,511

Annualized net investment income, recurring	$262,376	$302,628	$268,992	$307,022

Add: annual and non-recurring items	N/A	880	N/A	880

Normalized net investment income	$262,376	$303,508	$268,992	$307,902

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,896,718	$5,712,331	$6,792,563	$5,872,031
Other invested assets, available for sale, cost	—	89,250	—	89,229
Equity securities, cost	19,826	20,985	309	21,493
Other invested assets, at cost	237,285	139,790	184,237	100,198
Cash and cash equivalents	497,574	704,419	379,751	706,267
Net balances on purchases and sales of investments	(172,797)	3,654	184	12,371

Opening aggregate invested assets	$7,478,606	$6,670,429	$7,357,044	$6,801,589

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,804,813	$6,456,549	$6,804,813	$6,456,549
Other invested assets, available for sale, cost	—	4	—	4
Equity securities, cost	73,786	46	73,786	46
Other invested assets, cost	315,906	146,485	315,906	146,485
Cash and cash equivalents	543,895	534,742	543,895	534,742
Net balances on purchases and sales of investments	(26,107)	(92,606)	(26,107)	(92,606)

Closing aggregate invested assets	$7,712,293	$7,045,220	$7,712,293	$7,045,220

Average aggregate invested assets	$7,595,450	$6,857,825	$7,534,669	$6,923,405

Annualized investment book yield	3.5%	4.4%	3.6%	4.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	TWELVE MONTHS ENDED	NINE MONTHS ENDED
	MARCH 31, 2010	DECEMBER 31, 2009	SEPTEMBER 30, 2009
Net investment income	$68,902	$300,675	$227,423
Deduct: annual and non-recurring items	N/A	880	880

Net investment income, recurring	$68,902	$299,795	$226,543

Annualized net investment income, recurring	$275,608	$299,795	$302,057

Add: annual and non-recurring items	N/A	880	880

Normalized net investment income	$275,608	$300,675	$302,937

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,792,563	$5,872,031	$5,872,031
Other invested assets, available for sale, cost	—	89,229	89,229
Equity securities, cost	309	21,493	21,493
Other invested assets, at cost	184,237	100,198	100,198
Cash and cash equivalents	379,751	706,267	706,267
Net balances on purchases and sales of investments	184	12,371	12,371

Opening aggregate invested assets	$7,357,044	$6,801,589	$6,801,589

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,896,718	$6,792,563	$6,815,658
Other invested assets, available for sale, cost	—	—	—
Equity securities, cost	19,826	309	46
Other invested assets, at cost	237,285	184,237	168,704
Cash and cash equivalents	497,574	379,751	345,954
Net balances on purchases and sales of investments	(172,797)	184	(110,040)

Closing aggregate invested assets	$7,478,606	$7,357,044	$7,220,322

Average aggregate invested assets	$7,417,825	$7,079,317	$7,010,956

Annualized investment book yield	3.7%	4.2%	4.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL STATEMENT PORTFOLIO RETURN

	THREE MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2010	JUNE 30, 2010
Net investment income	$65,594	$134,496
Net realized investment gains	$98,891 *	$176,378 *

Opening net unrealized gains on investments:
Unrealized gains on fixed maturities	$163,262	$166,187
Unrealized (losses)/gains on foreign exchange	(4,381)	41

Opening net unrealized gains on investments	$158,881	$166,228

Closing net unrealized gains on investments:
Unrealized gains on fixed maturities	$160,963	$160,963
Unrealized losses on foreign exchange	(7,029)	(7,029)

Closing net unrealized gains on investments	$153,934	$153,934

Net investment income, realized gains and unrealized gains	$159,538	$298,580

Opening aggregate invested assets, at fair value:
Fixed maturities available for sale	$3,227,889	$4,427,072
Fixed maturities trading	3,868,044	2,544,322
Other invested assets trading	261,930	184,869
Cash and cash equivalents	497,574	379,751

Total investments and cash	7,855,437	7,536,014
Net balances on purchases and sales of investments	(172,797)	184

Opening aggregate invested assets, at fair value	$7,682,640	$7,536,198

Closing aggregate invested assets, at fair value:
Fixed maturities available for sale	$2,755,934	$2,755,934
Fixed maturities trading	4,275,893	4,275,893
Other invested assets trading	388,761	388,761
Cash and cash equivalents	543,895	543,895

Total investments and cash	7,964,483	7,964,483
Net balances on purchases and sales of investments	(26,107)	(26,107)

Closing aggregate invested assets, at fair value	$7,938,376	$7,938,376

Average invested assets	$7,810,508	$7,737,287

Financial statement portfolio return	2.0%	3.9%

*	Excludes loss on U.S. treasury yield hedge of $3,958

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, impairment of intangible assets and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The Company excludes impairment of intangible assets as these are non-recurring charges. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations in a manner similar to how management analyzes the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See pages 23 and 24 for reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 25 and 26 for reconciliation of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See pages 25 and 26 for the reconciliation of net income to operating income and page 18 for the reconciliation of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 27 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 28 and 29 for reconciliation of annualized investment book yield.